SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

               --------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported):   April 28, 1999

                     BALLY TOTAL FITNESS HOLDING CORPORATION
             (Exact name of registrant as specified in its charter)

                         Commission file number: 0-27478


                  Delaware                                   36-3228107
     (State or other jurisdiction of                      (I.R.S. Employer
            incorporation)                               Identification No.)


8700 West Bryn Mawr Avenue, Chicago, Illinois                  60631
  (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:  (773) 380-3000





















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                             Exhibit Index on Page 2

                     BALLY TOTAL FITNESS HOLDING CORPORATION

                                    FORM 8-K
                                 Current Report


Item 5.     Other Events

            On April 28, 1999, Bally Total Fitness Holding Corporation announced results for the quarter ended March 31, 1999. A copy of the press release relating to the results for the quarter is attached as
            Exhibit 99 hereto and is incorporated herein by reference. All adjustments have been recorded which are, in the opinion of management, necessary for a fair presentation of the information included in the press release. All such adjustments were of a normal recurring nature.

Item 7.     Financial Statements and Exhibits

            c.  Exhibits

                99   Press Release dated April 28, 1999


                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 BALLY TOTAL FITNESS HOLDING CORPORATION
                           -------------------------------------------------
                                                Registrant


Dated: April 28, 1999                    /s/ John W. Dwyer
                           -------------------------------------------------
                                             John W. Dwyer
                           Executive Vice President, Chief Financial Officer
                                             and Treasurer
                                      (principal financial officer)




















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